ALMOST COUNTRY PRODUCTIONS, INC.
                   245 North Vine St. suite 103
                    Salt Lake city, Utah 84103
                        September 1, 1998


                             ADDENDUM



      This addendum is to that certain agreement dated September 13, 1996 between Almost Country Procuctions, Inc. and Pamela Lindquist.

      The agreement is hereby extended by mutual consent of the parties for a period of one year and will expire on September 30 2000.



      This addendum is executed by the parties this 1st day of September, 1998.


                              Signed,


                                /s/ Pamela Lindquist
                              ______________________
                                    Pamela Lindquist

                                /s/ Marie T. Lindquist
                              ______________________
                               For Almost Country Productions